SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-16207



                        Date of Report: January 25, 2008





                            GS AGRIFUELS CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             98-0226479
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                 10019
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

Guaranty of GS COES (Yorkville I) Financing and Affiliate Debentures

On January 25, 2008, GS COES (Yorkville I), LLC, a subsidiary of GS CleanTech, closed on the terms of a Credit Agreement with YA Global Investments, LP ("YAGI"). The Credit Agreement will make up to $10 million available to GS COES (Yorkville I) for the purpose of constructing and installing corn oil extraction systems that have been ordered by several ethanol manufacturers.

Amounts advanced by YAGI to GS COES (Yorkville I) LLC (the "Loans") will be repayable on the following terms:

     -    All Loans must be repaid on or prior to August 31, 2009.
     - Commencing on July 1, 2008, GS COES must pay to YAGI on account of the principal amount of the Loans an amount equal to the greater of (a) $100,000 and (b) 30% of its EBITDA for the month.
     -    GS COES may prepay the Loans without penalty.

GS COES (Yorkville I) is also required to pay to YAGI:

     -    Interest on the Loans at a rate of 20% per annum.
     - A fee equal to $.10 per gallon of corn oil extracted at the GS COES (Yorkville I) installations until the later of (a) the date on which the Credit Agreement is terminated or (b) the date on which YAGI has received the fee with respect to 20 million gallons.

Because it will directly benefit from the construction of the COES facilities, GS AgriFuels has guaranteed the obligations of GS COES (Yorkville I) under the Credit Agreement. At the same time, GS AgriFuels also guaranteed all of the obligations of its affiliates to YAGI (the "Debentures"), some of which were amended and restated in connection with the January 25 financing. Likewise, payment of all obligations with respect to the Loans and the Debentures (including Debentures in the principal amount of $18,500,000 issued by GS AgriFuels) has been guaranteed by GS AgriFuels' majority shareholder, GS CleanTech, by its Chairman, Kevin Kreisler, by his holding company, Viridis Capital, LLC, and by all of the other subsidiaries of GS CleanTech. GS COES (Yorkville I) LLC and each guarantor has pledged all of its assets to secure repayment of the Loans and the Debentures.

The following table shows the current status of the convertible debentures issued by GS CleanTech and its affiliates, including GS AgriFuels, to YAGI.

------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
Creditor            Original Issuance Date    Original           Current          Accrued and      Principal Amount
                                              Principal Balance  Principal        unpaid Interest  of Amended and
                                                                 Balance                           Restated
                                                                                                   Debentures
----------------------------------------------------------------------------------------------------------------------
GS CleanTech Corporation
----------------------------------------------------------------------------------------------------------------------
                    February 8, 2006          $1,900,000         $1,900,000       $184,986         $2,084,986
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    April 13, 2006            $4,400,000         $2,400,000       $389,277         $2,789,277
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 27, 2007         $1,125,000         $1,125,000       $99,062          $1,224,062
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    March 31, 2004            $2,190,410         $712,510         $120,453         $832,963
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
GS AgriFuels Corporation (subsidiary of GS CleanTech)
----------------------------------------------------------------------------------------------------------------------
                    June , 2006               $5,500,000         $5,500,000       $863,425         N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    October, 2006             $13,000,000        $13,000,000      $1,524,384       N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
GS EnviroServices, Inc. (affiliate of GS CleanTech)
----------------------------------------------------------------------------------------------------------------------
                    January 11, 2008                                                               $2,000,000
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
GreenShift Corporation (previously parent of GS CleanTech)
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                    October 12, 2005          $1,475,000         $262,500         $258             N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    February 8, 2006          $3,050,369         $1,150,369       $41,287          N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------
                    June 26, 2007             $575,000           $575,000         $35,231          N.A.
------------------- ------------------------- ------------------ ---------------- ---------------- -------------------

Consent to Short-Form Merger of GS AgriFuels

In  connection  with the foregoing  financing  transactions,  GS  CleanTech,  GS
AgriFuels and YAGI entered into an Agreement relating to the previously announced plan of GS CleanTech to effect a short-form merger of GS AgriFuels so as to redeem for cash all shares of GS AgriFuels not owned by GS CleanTech.

Because GS AgriFuels is indebted to YAGI in the amount of $20,359,631, YAGI's consent to the short-form merger was required. YAGI gave its consent in the Agreement, subject to the following commitments by GS CleanTech and GS
AgriFuels:

     - GS AgriFuels was required to amend the Certificate of Designations for its Series C Preferred Stock to provide that it would be convertible at a fixed rate of 32 common shares for each share of Series C stock, and to provide that no Series C shares may be issued while any portion of the debt to YAGI is outstanding.

     - GS AgriFuels agreed to issue 3,329,630 common shares to YAGI after the short-form merger is completed.

     - The parties agreed that no more than 36,650,630 shares of GS AgriFuels may be issued, on a fully-diluted basis.

     - GS CleanTech agreed to obtain an independent appraisal of the value of GS AgriFuels. The debentures issued by GS AgriFuels to YAGI will then be modified to provide that the interest and principal are convertible by YAGI into GS AgriFuels common stock at a price equal to the lesser of (a) $0.255 or (b) 80% of the appraised value.

     - GS AgriFuels agreed to pay to YAGI, on account of its debentures, 10% of its cash receipts and 50% of free cash flows after regular debt service.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a Credit Agreement dated January 11, 2008 between GS COES (Yorkville I) LLC and YA Global Investments, LP

10-b Global Guaranty Agreement dated January 11, 2008 among Viridis Capital LLC,
     Kevin Kreisler, GreenShift Corporation, GS AgriFuels Corporation, GS CleanTech Corporation, each of their subsidiaries, and YA Global Investments, LP.

10-c Agreement dated as of January 10, 2008 among GS CleanTech  Corporation,  GS
     AgriFuels Corporation, and YA Global Investments, LP.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  January 29, 2008             GS AGRIFUELS CORPORATION


                                     By: /s/ Kevin Kreisler
                                     -----------------------------
                                             Kevin Kreisler, Chairman